SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           September 16, 2016
                             Date of Report
                  (Date of Earliest Event Reported)

                            ASN SATELLITES INC.
          (Exact Name of Registrant as Specified in its Charter)

                             BCI GROUP INC.
           (Former Name of Registrant as Specified in its Charter)

 Delaware                      000-55565	       81-1014372
(State or other         (Commission File Number)     (IRS Employer
jurisdiction                                      Identification No.)
of incorporation)

                            9454 Wilshire Boulevard
                                 Suite 610
                      Beverly Hills, California 90212
                (Address of Principal Executive Offices)

                               6019 2956890
           (Registrant's telephone number, including area code


      ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to ASN Satellites Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              ASN SATELLITES INC.

Date: September 30, 2016
                             /s/ Jean Yves Armand Gicquel
                       		  President